Tax	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Tax

(8)    Tax

The Fund intends to elect to be treated, and to qualify annually, as a RIC under the Code, for U.S. federal income tax purposes beginning with its taxable year ended December 31, 2023. If the Fund is unable to qualify as a RIC, the Fund will continue to be taxed as a C Corporation for the 2023 taxable year. In order to qualify as a RIC, among other things, the Fund is required to distribute to its stockholders on a timely basis at least 90% of investment company taxable income and must meet certain asset diversification requirements on a quarterly basis. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund distributes to its stockholders as dividends and claims dividends paid deductions to compute taxable income. A RIC will not be eligible to utilize net operating losses. However, net operating losses may be available to offset any built-in gain on the Fund’s conversion from a C Corporation to a RIC and would continue to be available if the Fund fails to qualify as a RIC for the 2023 tax year. As a result of the Company electing to be treated as a RIC as of January 1, 2023, it may be required to pay a corporate-level U.S. federal income tax on the amount of the net built-in gains, if any, in its assets (the amount by which the net fair market value of the Company’s assets exceeds the net adjusted basis in its assets) as of the date of conversion (i.e., the beginning of the first taxable year that the Company qualifies as a RIC, which would be January 1, 2023) to the extent that such gains are recognized by the Company during the applicable recognition period, which is the five-year period beginning on the date of conversion.

Any corporate-level built-in-gains tax is payable at the time the built-in gains are recognized (which generally will be the years in which the assets with the built-in-gains are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by the Company in this 5-year period, the actual amount of net built-in gain or loss present in those assets as of the date of conversion, and the effective tax rates at such times. The payment of any such corporate-level U.S. federal income tax on built-in gains will be a Company expense that will reduce the amount available for distribution to stockholders. The built-in-gains tax is calculated by determining the RIC’s net unrealized built-in gains, if any, by which the fair market value of the assets of the RIC at the beginning of its first RIC year exceeds the aggregate adjusted basis of such assets at that time.

As of January 1, 2023, the Company had a net unrealized built-in loss. It does not expect to incur a built-in-gains tax for the 2023 tax year due to the fact that there are net unrealized built-in losses and as well as available net operating losses.

Depending on the level of taxable income earned in a tax year, a RIC may determine to retain taxable income in excess of current year dividend distributions and distribute such taxable income in the next tax year. A RIC may then be required to incur a 4% excise tax on such income. To the extent that the RIC determines that its estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the RIC accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

The tax character of dividends paid to shareholders during the tax years ended in 2023 and 2022, as noted below, was as follows:

	2023	2022
Ordinary Income	$—	$—
Total Distributions Paid	$—	$—

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Permanent items identified during the year ended December 31, 2023 have been reclassified among the components of net assets based on their tax basis treatment as follows:

ADDITIONAL PAID IN CAPITAL	ACCUMULATED DEFICIT
$21,351,318	($21,351,318)

In general, we make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include conversion-related items, differences in the book and tax basis of certain assets and liabilities, amortization of start-up costs, expense payments, nondeductible federal excise taxes and net operating losses, among other items.

The following information is provided on a tax basis as of December 31, 2023:

Cost of investments	$87,186,116
Unrealized appreciation	9,568 ,520
Unrealized depreciation	(39,373,377)
Net unrealized appreciation/(depreciation)	(29,804,857)
Undistributed ordinary income	—
Undistributed long term gains	—
Distributable earnings	—
Accumulated gain/(loss)	(3,644,927)
Total accumulated gain/(loss)	$(33,449,784)

As of December 31, 2022, the Company had a net operating loss carryforward for federal income tax purposes of $3,588,375. This net operating loss may be carried forward indefinitely but would not be useable to offset income in taxable years in which the Company qualifies as a RIC. This net operating loss may also be subject to Section 382 limitations.

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. For the tax year ended December 31, 2023 and December 31, 2022, we had capital loss carryforwards of $0 and $0, respectively, available for use in later tax years. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, some of the Company’s capital loss carryforwards may become permanently unavailable due to limitations by the Code. The Fund has $0 of short-term capital loss carryforwards and $0 of long term capital loss carryforwards, both of which have unlimited expiration.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. Tax years ended December 31, 2020 through December 31, 2023 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.